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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 20, 1998
                                 Date of Report
                        (Date of earliest event reported)

                                  SCHAWK, INC.
                            (Exact name of Registrant
                          as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                     1-9335
                           (Commission File Number(s))

                                   36-2545354
                      (I.R.S. Employer Identification No.)

                                 1695 RIVER ROAD
                              DES PLAINES, ILLINOIS
                     (Address of principal executive office)

                                      60018
                                   (Zip Code)

                                  847/827-9494
              (Registrant's telephone number, including area code)





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                        Exhibit Index appears on page 4.



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ITEM 5. OTHER EVENTS

         The Registrant has announced that it has completed the acquisition of Horan Imaging Solutions, a leading supplier to the New York advertising agency market, founded over seventy years ago, with revenues of approximately $17 million.

         This acquisition has been deemed not to be "significant" as defined by Instruction 4 to Item 2 of the Form 8-K. Further details of this development are contained in the press release of the Registrant dated August 3, 1998 and attached hereto as Exhibit A.




















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



SCHAWK, INC.
------------
(Registrant)




/s/ David A. Schawk
--------------------
President, Chief Executive Officer and Director




/s/ James J. Patterson
----------------------
Chief Financial Officer



/s/ Dennis D. Wilson
---------------------
Director of Financial Reporting and Chief Accounting Officer















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                                  EXHIBIT INDEX


EXHIBIT A.   Registrant's Press Release August 3, 1998







































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